Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 15—Subsequent Events
In January 2023, in connection with the execution of the Merger Agreement, Angion made a bridge loan to Elicio pursuant to a note purchase agreement and promissory notes up to an aggregate principal amount of $12.5 million, issued with a 20% original issue discount, with an initial closing held substantially concurrently with the execution of the Merger Agreement for a principal amount of $6.25 million on account of a $5.0 million loan and an additional closing for a principal amount of $6.25 million on account of a $5.0 million loan to be issued upon delivery by Elicio to Angion of certain financial statements.
In March 2023, Angion terminated its sale and leaseback arrangement with a third-party financing institution that funded certain of its capital expenditures primarily related to operating equipment. The Company also exercised its repurchase option to buy back the previously leased assets for $0.2 million.
In March 2023, Angion also entered into a Surrender Agreement with NovaPark which terminated the Agreement of Lease, dated as of June 21, 2011, as amended, of it’s office and laboratory space in Uniondale, New York (the “Property”, see Note 9) for a termination fee of $3.03 million and entered into a Membership Interest Redemption Agreement with NovaPark to relinquish its 10% membership interest in NovaPark, accounted as Investment in Related Parties in our Consolidated Balance Sheets. The Surrender Agreement also provides that no other rent or charges will be due from the Company with respect to any period prior to or subsequent to the surrender of the Property to NovaPark, thereby relieving Angion of lease payments equal to approximately $3.86 million, plus other amounts for facility fees and utilities with respect to the Property.